                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HEALTHTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[HEALTHTRONICS LETTERHEAD]



                                 April 13, 2001



Dear Shareholder,

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of HealthTronics, Inc., which will be held at the Wyndam Garden Hotel, 1775 Parkway Place, N.W., Marietta, Georgia, on Friday, May 18, 2001, at 1:00 p.m. local time. The enclosed meeting notice and proxy statement contain details concerning the business to be discussed at the meeting.

         Please sign, date and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting, even if you cannot attend.



                                /s/ Argil J. Wheelock

                                Argil J. Wheelock
                                Chairman and CEO

                              HEALTHTRONICS, INC.

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

TIME:    1:00 p.m. (local time) Friday, May 18, 2001

PLACE:   Wyndam Garden Hotel
         1775 Parkway Place, N.W.
         Marietta, Georgia 30067

AGENDA:  Consider and act upon the following:

         1. The election of eight directors. The following individuals are nominated by the Board of Directors to serve until the 2002 Annual Meeting of Shareholders:

                              JAMES R. ANDREWS, MD
                                    ROY BROWN
                                    JON BURKE
                                  SCOTT COCHRAN
                                 JOHN HOUSE, MD
                                   RUSS MADDOX
                                 MICHAEL MARTIN
                               ARGIL WHEELOCK, MD

         2.       The approval of the Company's Stock Option Plan - 2001.

         3. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

         4. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE:      Holders of common stock of the Company at the close of
                  business on March 26, 2001 are entitled to vote.

     More information about the above can be found in the attached proxy statement. A list of shareholders as of the record date will be available for inspection at the annual meeting.


                                         By Order of the Board of Directors


                                         /s/ Argil J. Wheelock

                                         ARGIL J. WHEELOCK
                                         Chairman

Marietta, Georgia
April 13, 2001

     EACH SHAREHOLDER IS ENCOURAGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SHAREHOLDER WHO DECIDES TO ATTEND THE MEETING MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                               HEALTHTRONICS, INC.
                         1841 WEST OAK PARKWAY, SUITE A
                               MARIETTA, GA 30062


                                                                  April 13, 2001


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 18, 2001

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HealthTronics, Inc. (the "Company") to be voted at the 2001 Annual Meeting of Shareholders of the Company and at any adjournments thereof. The Annual Meeting will be held at the Wyndam Garden Hotel, 1775 Parkway Place, N.W., Marietta, Georgia 30067, on Friday, May 18, 2001, at 1:00 p.m. local time.

     The mailing address of the principal executive offices of the Company is 1841 West Oak Parkway, Suite A, Marietta, Georgia 30062. The approximate date on which this proxy statement and form of proxy are first being sent or given to shareholders is April 13, 2001.

                                     VOTING

     Only owners of record of shares of common stock of the Company ("Company Stock") at the close of business on March 26, 2001, are entitled to notice of and to vote at the 2001 Annual Meeting or any adjournments thereof. Each shareholder of record on the record date is entitled to one vote for each share of Company Stock so owned. On March 26, 2001, there were 10,973,285 shares of Company Stock issued and outstanding. Under the Company's bylaws, the holders of a majority of the issued and outstanding shares of Company Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. Shareholders may vote in favor of all nominees for election as directors, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to all other proposals, shareholders may vote in favor of or against each proposal or may abstain from voting. Shareholders should specify their choices on the enclosed proxy card.

                    Recommendations of the Board of Directors

     If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed proxy card will be voted in accordance with the recommendations of the Board of Directors, which are as follows:

         FOR the election of the following eight directors nominated by the Board to serve until the 2002 Annual Meeting of Shareholders:

                              JAMES R. ANDREWS, MD
                                    ROY BROWN
                                    JON BURKE
                                  SCOTT COCHRAN
                                 JOHN HOUSE, MD
                                   RUSS MADDOX
                                 MICHAEL MARTIN
                               ARGIL WHEELOCK, MD

         FOR approval of the Company's Stock Option Plan - 2001;

         FOR ratification of Ernst & Young LLP's appointment as independent auditors of the Company for the fiscal year ending December 31, 2001.

     If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment as to what is in the best interest of the Company.

     The eight nominees for directors receiving the highest vote totals will be elected as directors of the Company. Therefore, abstentions and broker nonvotes* will have no effect on the vote for the election of directors.

     With respect to all other proposals, the affirmative vote of the holders of a majority of the Company Stock present, or represented and entitled to vote, at the Annual Meeting, will be required to approve such proposals. Abstentions will be counted as present and entitled to vote, and will have the effect of "No" votes. Broker nonvotes will not be included in vote totals and will have no effect on the outcome of each vote.

     Proxies and votes will be tabulated by the Company's transfer agent.

     All proxies delivered pursuant to this solicitation are revocable at any time prior to voting at the option of the persons executing them either by giving written notice to the Secretary of the Company, by delivering a proxy bearing a later date, or by voting in person at the Annual Meeting. All properly executed proxies delivered and not revoked will be voted at the Annual Meeting in accordance with the directions given.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include charges by brokers, banks, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.


----------------
         *"Broker nonvotes" are limited proxies submitted by brokers who do not have the required voting authority from the beneficial owners.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINEES

     Pursuant to the bylaws of the Company, the Board of Directors has set the number of directors of the Company at eight.

     The Board of Directors has named JAMES R. ANDREWS, MD, ROY BROWN, JON BURKE, SCOTT COCHRAN, JOHN HOUSE, MD, RUSS MADDOX, MICHAEL MARTIN and ARGIL WHEELOCK, MD to stand for election as directors at the Annual Meeting. Each of the nominees has consented to serve as a director if elected at the Annual Meeting. Should any one or more of these nominees become unable to serve for any reason, or choose not to serve (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF JAMES R. ANDREWS, MD, ROY BROWN, JON BURKE, SCOTT COCHRAN, JOHN HOUSE, MD, RUSS MADDOX, MICHAEL MARTIN AND ARGIL WHEELOCK, MD AS DIRECTORS TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING OF SHAREHOLDERS, AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

INFORMATION CONCERNING DIRECTORS

     Set forth below with respect to the directors and nominees for director of the Company is information regarding their principal occupations (which have continued for at least the past five years unless otherwise noted) and certain other information.

JAMES R. ANDREWS, MD, age 58 - Dr. Andrews has served as a director of HealthTronics since July 2000. Dr. Andrews is one of the founding members of the Alabama Sports Medicine and Orthopaedic Center (ASMOC) and the American Sports Medicine Institute (ASMI), located at HealthSouth Medical Center in Birmingham, Alabama. He serves also as Chairman and Medical Director of ASMI. Dr. Andrews was a member of the Sports Medicine Committee of the United States Olympic Committee during the quadrennials from 1992 to 1996 and from 1996 through 2000. He currently serves on the Medical and Safety Advisory Committee of USA Baseball and is the Medical Director for the Tampa Bay Devil Rays professional baseball team. Dr. Andrews holds positions as senior orthopaedic consultant for the Cincinnati Reds professional baseball team, orthopaedic consultant for the Toronto Blue Jays professional baseball team and team physician for the Birmingham Barons Double A professional baseball team, an affiliate of the Chicago White Sox. He is the Co-Medical Director for Auburn University's Intercollegiate Athletic program. He is also the orthopaedic consultant for the athletic teams of Troy State University, University of West Alabama (formerly Livingston University), Tuskegee University and Grambling University and serves as Special Medical Consultant for the Department of Athletics at Alabama A & M University. Dr. Andrews is also Co-Medical Director for the PGA Tour and the Senior PGA Tour and a Co-Medical Director of the Ladies Professional Golf Association (LPGA). In addition, Dr. Andrews is National Medical Director for HealthSouth Corporation, a New York Stock Exchange Corporation and the largest rehabilitation company in the USA. He is also Medical Director for HealthSouth Sports Medicine Council, devoted to health and fitness for the nation's young athletes. Dr. Andrews serves on the Board of Directors of The Banc Corporation, a holding company for a full service bank.

ROY S. BROWN, age 53 - Mr. Brown has served as HealthTronics' President and COO since June 1, 1996. Mr. Brown previously was the president of Servicetrends, Inc. Prior to this he served as: vice president of Sales and Marketing for Intra-Sonix of Burlington, Massachusetts, a medical equipment manufacturing company, from 1994 to 1995; owner of Andex products, an international business consulting firm in Lawrenceville, Georgia, from 1992 through 1994; and executive vice president of Sales and Marketing for Dornier Medical Systems, a manufacturer of medical equipment located in Munich, Germany, from 1984 to 1992. Mr. Brown holds the equivalent of a B.A. in International Business from Industry and Trade School in Hannover, Germany.

JON BURKE, age 54 - Mr. Burke has served as a director of HealthTronics since February 1998. He is presently the managing member of Capital Appreciation Management Company, L.L.C., which is the managing general partner of an Atlanta-based merchant banking fund specializing in acquiring controlling interests in companies located in the southeastern United States. Mr. Burke is also a principal with Brown Burke Capital Partners, L.L.C., which provides financial advisory services to middle market companies in connection with mergers and acquisitions and financing. Mr. Burke also serves as a director of United Companies Financial Corporation, a financial services holding company engaged in consumer lending; The Intercept Group, a data processor for community banks; and Net Zee, an internet banking platform for community banks. From 1973 to 1996, Mr. Burke was employed by the Robinson-Humphrey Company, Inc., most recently serving as a senior vice president and the head of its financial institutions/banking research.

SCOTT COCHRAN, age 39 - Mr. Cochran has served as HealthTronics' Secretary and Treasurer since May 31, 1996. Mr. Cochran is a partner with the law firm of Cochran, Camp and Snipes in Smyrna, Georgia, and has held this position since 1988. He received an A.A. degree from Young Harris College, a B.A. from Emory University and a J.D. from Mercer Law School. Mr. Cochran's law firm also serves as outside counsel to the Company.

JOHN HOUSE, MD, age 46 - Dr. House has been a practicing board-certified urologist in Arlington, Texas since 1991 and is the managing partner of Urology Associates of North Texas. From 1988 until 1991 he was in private practice in Forth Worth, Texas. He is past chief of surgery at Hughley Hospital in Fort Worth, Texas. Dr. House is a diplomat of the American Board of Urology. He is on the board of directors of the Arlington Alliance and Specialty Net Organizations.

RUSS MADDOX, age 60 - Mr. Maddox is a retired healthcare professional, having most recently served as President and Chief Operating Officer of HealthSouth Corporation's Diagnostic Division. Mr. Maddox was Founder and President of Russ Pharmaceuticals, Inc. Russ Pharmaceuticals was recognized in December 1987, by INC. magazine as one of the 500 fastest growing privately held companies in the United States. In March 1989, the company was acquired by Ethyl Corporation of Richmond, Virginia. He has 30 years of executive level experience in the healthcare industry. From January 1992, until May 1995, he served as Chairman of the Board, President and Chief Executive Officer of Diagnostic Health Corporation, an outpatient diagnostic imaging company. Mr. Maddox was named Small Business Person of the Year in 1987 for the city of Birmingham and the State of Alabama. He is very active in business and civic affairs throughout the United States. Mr. Maddox is Chairman of the Board of Directors of Cebert Pharmaceuticals. He is a member of the Board of Directors of Imageon Solutions, Inc. and currently serves on the University of Alabama at Birmingham's Research Foundation Board, as well as the Board of the American Sports Medicine Institute. He has served on the Board of Directors of MedPartners, Inc., Oclassen Pharmaceuticals, Inc., North Hampton Medical, Bradford Health Service, and Scandipharm Pharmaceuticals.

MICHAEL MARTIN, age 40 - Mr. Martin is Managing Partner of CannonGate Partners, LLC, a private investment banking and business advisory firm specializing in healthcare and technology companies. From 1989 until 2000, Mr. Martin served in various positions with HEALTHSOUTH Corporation, most recently as

Executive Vice President and Chief Financial Officer and Director. From 1983 through 1989, Mr. Martin specialized in healthcare lending with AmSouth Bank N.A., Birmingham, Alabama, where he was a Vice President immediately prior to joining HEALTHSOUTH. Mr. Martin serves on the Board of Directors of Caremark Rx, a pharmaceutical services company in Birmingham, Alabama, and CompHealth, a healthcare staffing company in Salt Lake City, Utah.

ARGIL J. WHEELOCK, MD, age 53 - Dr. Wheelock has served as Chairman and CEO of HealthTronics since July 1, 1996. Dr. Wheelock was a practicing, board-certified urologist in Chattanooga, Tennessee from 1979 until 1996. Since July 1, 1996 he has worked exclusively as chief executive officer of HealthTronics. From November 1994 until June 30, 1996, he worked for Phymatrix, a NASDAQ listed company that specializes in physician practice management. From July 1991 until November 1994, he was vice president in charge of Lithotripsy Services at Coram Healthcare, a NYSE listed company engaged in home health care. Dr. Wheelock is the president, a director and a shareholder of NGST, a Tennessee corporation engaged in mobile lithotripsy through partnerships; a shareholder of Cobb Regional Lithotripter Services, Inc.; the managing general partner of TennGa Stone Group Two; the Chief Manager of Tenn-Ga Prostate; a minority partner in TennGa Stone Group Two; and the chairman and president of Florida Lithology, Inc., a Florida corporation engaged in providing lithotripsy services through a limited partnership.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has established two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee.

     The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company and reviews with the independent auditors the scope and results of the audits, reviews the adequacy and effectiveness of the Company's internal controls, reviews the quality and integrity of the Company's annual and interim external financial reports, reviews the professional services furnished by the independent auditors to the Company and handles any other matters the Board of Directors deems appropriate. Members are Messrs. Brown, Burke and Maddox. The Audit Committee met two (2) times in 2000.

     The Compensation Committee reviews and approves all salary arrangements for officers of the Company, including annual and long-term incentive awards and other remuneration. It also is responsible for administration of the Company's stock option and restricted stock plans, incentive plans, and certain other compensation plans. Members are Messrs. Burke, Maddox and Wheelock. The Compensation Committee met two (2) times in 2000.

     In 2000, the Board of Directors held four (4) meetings. Each director attended at least 75 percent of the total of all meetings of the Board and each committee on which such director served.

COMPENSATION OF DIRECTORS

     The Company pays all expenses for Directors to attend board meetings. Directors also receive options at the discretion of the Compensation Committee of the Board of Directors as compensation for their service on the Board of Directors.

     The Company granted James R. Andrews options to purchase 50,000 shares when he agreed to become a director. The options are exercisable at $12.0625 per share and vest in approximately equal amounts over three years.

     The Company granted Jon Burke options to purchase 5,000 shares for his service as a director during the year 2000. The options are exercisable at $8.50 per share and vested on December 31, 2000.

     The Company granted Russ Maddox options to purchase 5,000 shares for his service as a director during the year 2000. The options are exercisable at $8.50 per share and vested on December 31, 2000.

     The Company granted Michael Martin options to purchase 50,000 shares when he agreed to become a director. The options are exercisable at $6.969 per share and vest in approximately equal amounts over three years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

     The number of shares of Company Stock owned beneficially by each person who holds greater than 5% of the Company's stock, by each director, each nominee for director, and each other "named executive officer" (see "Executive Compensation
- Summary of Cash and Certain Other Compensation" below) and by all directors and named executive officers as a group, as of February 28, 2001, is set forth in the table below. Unless otherwise indicated, all persons shown in the table have sole voting and investment power with regard to the shares shown.


                                                                               Percentage of
Name of Owner and Current Address        Amount of Beneficial Ownership          class (%)
--------------------------------------------------------------------------------------------
Argil Wheelock, MD                              1,537,100 shares                   14.00
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Roy S. Brown                                      956,874 shares                    8.72
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Victoria W. Beck                                   49,364 shares                    0.45
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Marie Marlow                                       63,000 shares                    0.57
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
James R. Andrews                                    4,000 shares                    0.04
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Jon Burke                                          90,000 shares                    0.82
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Scott Cochran                                     159,000 shares                    1.45
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
John House                                        430,300 shares                    3.92
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Russ Maddox                                       113,333 shares                    1.03
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------

Michael Martin                                          0 shares                       0
1841 West Oak Parkway, Suite A
Marietta, GA  30062
--------------------------------------------------------------------------------------------
Ty Warlick                                      1,031,400 shares                    9.40
512 Knoll Pointe
Woodstock, GA  30189
--------------------------------------------------------------------------------------------
HMT Group                                       1,772,123 shares                   16.15
Kreuzlinger Strasse 5, CH-8574
Lengwil, Switzerland
--------------------------------------------------------------------------------------------

All officers and directors as a group           3,402,971 shares                   31.00
- 9 persons
--------------------------------------------------------------------------------------------

         Dr. Wheelock's beneficial ownership includes presently exercisable options to purchase up to 20,000 shares of Company stock at a purchase price of $8.50 per share, 25,000 at $10.50 per share and 42,000 shares at $6.50 per share.

         Mr. Brown's beneficial ownership includes presently exercisable options to purchase up to 15,000 shares of Company stock at a purchase price of $8.50 per share, 25,000 shares at $10.50 per share and 40,000 shares at $6.50 per share.

         Ms. Beck's beneficial ownership includes presently exercisable options to purchase up to 15,000 shares of Company stock at a purchase price of $1.00 per share, 5,000 shares at $3.00 per share, 5,000 shares at $8.50, 2,500 shares at $6.00 per share, 6,000 shares at $10.50 per share and 6,000 shares at $6.50 per share.

         Ms. Marlow's beneficial ownership includes presently exercisable options to purchase up to 5,000 shares of Company stock at a purchase price of $3.00 per share, 25,000 shares at $10.50 per share and 6,000 shares at $6.50 per share.

         Dr. Andrews's beneficial ownership includes presently exercisable options to purchase up to 4,000 shares of Company stock at a purchase price of $6.50 per share.

         Mr. Maddox's beneficial ownership includes presently exercisable options to purchase up to 33,333 shares of Company stock at a purchase price of $6.00 per share, 5,000 shares at $8.50 per share and 5,000 shares at $6.50 per share.

         Mr. Burke's beneficial ownership includes presently exercisable options to purchase up to 5,000 shares of Company stock at a purchase price of $8.50 per share and 5,000 shares at $6.50 per share.

         Mr. Cochran's beneficial ownership includes presently exercisable options to purchase up to 5,000 shares of Company stock at a purchase price of $6.50 per share.

         Dr. House's beneficial ownership includes presently exercisable options to purchase up to 4,000 shares of Company stock at a purchase price of $6.50 per share.

         The HMT Group consists of a group of shareholders who are party to a stock voting agreement. The agreement was entered into on March 15, 1999, amended and restated as of April 26, 1999 and has no termination date. The agreement provides that each member shall vote his shares as a block with the other members, as determined by vote of a majority of the members. The following are the members of the HMT Group: Karl-Heinz Restle, Werner Schwarze, Walter Uebelacker, Axel Voss and Joachim Voss and each can be contacted at the address listed in the table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 during 2000.

EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The name and positions of the Company's executive officers are set forth below.


                           Name                                  Position Held
               ---------------------------    ----------------------------------------------------
               Argil J. Wheelock, MD          Chairman and CEO, since July 1, 1996.
               ---------------------------    ----------------------------------------------------

               Roy S. Brown                   President and COO, since May 31, 1996.
               ---------------------------    ----------------------------------------------------

               Scott Cochran                  Secretary/Treasurer, since May 31, 1996.
               ---------------------------    ----------------------------------------------------

               Marie Marlow                   Senior Vice President of Clinical and Regulatory
                                              Affairs, since September 1, 1996.
               ---------------------------    ----------------------------------------------------

               Victoria Beck                  Executive Vice President and Chief Financial
                                              Officer, since August 1, 1997.
               ---------------------------    ----------------------------------------------------

BIOGRAPHICAL INFORMATION

     Please see the biographical information under the "Directors" section for the biographical information of Messrs. Wheelock, Brown and Cochran.

VICTORIA BECK, age 45 - Ms. Beck, a certified public accountant, graduated from Georgia State University in 1981 with a degree in accounting. From 1982 until mid 1987 she worked for the international accounting firm of Price Waterhouse. From mid 1987 until mid 1994 she was the controller of Miller/Zell, a Georgia company engaged in the manufacturing and design of visual merchandising systems. From mid 1994 until July of 1997 Ms. Beck practiced accounting as a consultant.

MARIE MARLOW, age 47 - From May of 1995 until August 1996, Ms. Marlow she served as a Technical Advisor for Quintiles/BRI of Rockville, Maryland, a leading consultant and evaluation entity to the medical industry with respect to FDA regulatory and product study issues. Prior to this she served as: director of Regulatory and Clinical Affairs for Cambridge Heart, Inc. of Bedford, Massachusetts, February 1994 to May 1995; director of Regulatory Affairs for Bard Electrophysiology, a division of C.R. Bard, Inc. of Billerica, Massachusetts, a NYSE traded company primarily engaged in the field of medical equipment and related technology from September 1993 until February 1994; and director of Clinical and Regulatory Affairs for Intra-Sonix, Inc. of Burlington, Massachusetts, a Massachusetts based start-up company which developed an integrated ultrasound and laser device for medical purposes, June 1989 to August 1993. Ms. Marlow holds a diploma in Nursing from the California Hospital School of Nursing - now the USC School of Nursing. Ms. Marlow has tendered her resignation effective April 13, 2001, however she will continue to work for HealthTronics as a consultant.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the three other executive officers whose compensation exceeded $100,000 for the fiscal year ended December 31, 2000 (hereafter referred to as the named executive officers):

                           SUMMARY COMPENSATION TABLE


                                                                                                    Long Term
                                                  Annual Compensation                              Compensation
                                                                                                   ------------
                                                                                                      Awards
--------------------------------------------------------------------------------------------------------------------
  Name & Principal                                                            Other Annual     Securities Underlying
      Position                     Year         Salary          Bonus         Compensation            Options
                                                 ($)             ($)               ($)                  (#)
--------------------------------------------------------------------------------------------------------------------
Argil J. Wheelock, MD          fiscal year       105,153        35,000           10,452              25,000
Chairman & CEO                 ended
                               12/31/00
--------------------------------------------------------------------------------------------------------------------
                               fiscal year       102,018             0            6,389              20,000
                               ended
                               12/31/99
--------------------------------------------------------------------------------------------------------------------
Roy S. Brown                   fiscal year       105,153        25,000           14,114              25,000
President & COO                ended
                               12/31/00
--------------------------------------------------------------------------------------------------------------------
                               fiscal year       100,116             0           14,729              15,000
                               ended
                               12/31/99
--------------------------------------------------------------------------------------------------------------------

Victoria W. Beck Executive     fiscal year        97,079        20,000            6,439              31,000
Vice President & CFO           ended
                               12/31/00
--------------------------------------------------------------------------------------------------------------------
                               fiscal year        88,644            0             5,319              10,000
                               ended
                               12/31/99
--------------------------------------------------------------------------------------------------------------------
Marie Marlow
Senior Vice President,         fiscal year       115,446       15,000             4,243              25,000
Regulatory Affairs             ended
                               12/31/00
--------------------------------------------------------------------------------------------------------------------
                               fiscal year       112,630            0                 0                   0
                               ended
                               12/31/99
--------------------------------------------------------------------------------------------------------------------

         In addition to their annual remuneration, executive officers of ours who are also employees may be entitled to participate in our 401(k) plan. These amounts are shown in the "Other Annual Compensation" column above. Also shown in the "Other Annual Compensation" column is a car allowance for Mr. Brown of $7250 in 1999 and $6000 in 2000 and insurance premiums paid by us for Dr. Wheelock of $1776 in 1999 and $2148 in 2000, for Mr. Brown, $1389 in 1999 and $1445 in 2000,
and for Ms. Beck, $614 in 2000.

STOCK OPTIONS GRANTED

     The following table contains information concerning the grant of stock options during 2000 to the named executive officers.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               [INDIVIDUAL GRANTS]


                                   Number of        Percent of Total
                                  Securities          Options/SARs
                                  Underlying           Granted to
                                 Options/SARs         Employees and           Exercise or
Name and Title                        (#)                Others                base Price          Expiration Date
----------------------------------------------------------------------------------------------------------------------
Argil Wheelock, CEO                25,000                4.76%                  $10.50               10/31/2010
----------------------------------------------------------------------------------------------------------------------
Roy Brown, President and COO       25,000                4.76%                  $10.50               10/31/2010
----------------------------------------------------------------------------------------------------------------------
Victoria Beck, Executive
Vice President and CFO             25,000                4.76%                $12.0625                 6/7/2010
----------------------------------------------------------------------------------------------------------------------
                                    6,000                1.14%                  $10.50               10/31/2010
----------------------------------------------------------------------------------------------------------------------
Marie Marlow, Senior Vice
President Regulatory Affairs       25,000                4.76%                  $10.50               10/31/2010
----------------------------------------------------------------------------------------------------------------------

         The following chart details the exercise of any outstanding options and the number and value of unexercised stock options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                                 Number of
                                                                                Securities           Value of
                                                                                Underlying          Unexercised
                                                                                Unexercised        In-the-Money
                                                       Shares                   Options/SARs        Options/SARs
                                                      Acquired                   at FY-End           at FY-End
                                                        on         Value        Exercisable/        Exercisable/
                    Name                              Exercise    Realized      Unexercisable       Unexercisable
----------------------------------------------------------------------------------------------------------------------
Argil J. Wheelock, MD, Chairman and CEO                90,000     $995,670            45,000/0                 $0/$0
----------------------------------------------------------------------------------------------------------------------

Roy S. Brown, President and COO                        29,000     $329,875            40,000/0                 $0/$0
----------------------------------------------------------------------------------------------------------------------

Victoria W. Beck, Executive Vice President and         10,000     $110,630       33,500/27,500           $106,178/$0
CFO
----------------------------------------------------------------------------------------------------------------------

Marie Marlow, Senior Vice President                    10,000     $ 55,000       30,000/75,000      $18,595/$278,925
----------------------------------------------------------------------------------------------------------------------



                        APPROVAL OF THE STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

THE HEALTHTRONICS STOCK OPTION PLAN - 2001

         The Board of Directors has adopted, subject to approval of the Company's shareholders, the HealthTronics Stock Option Plan - 2001 (the "Option Plan"). The Option Plan will become effective upon the approval by the holders of a majority of the Company Stock present and entitled to vote at the Annual Meeting.

The following summary description of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan attached as Appendix A to this Proxy Statement. Options for a total of 500,000 shares of Company Stock will be available to be granted under the Option Plan. If for any reason any option granted under the Option Plan terminates without the issuance of shares, all shares subject to such option shall again be available for issuance under the Option Plan. Options may be granted to any employee, director, or other person if the Board of Directors determines that making such grant is in the best interests of the Company.

         The Option Plan will be administered, and all decisions about grants and terms of grant will be made, by the Board of Directors or by a committee or the CEO pursuant to authority delegated by the Board of Directors.

         No options granted under the Option Plan will be transferable other than by will or the laws of descent and distribution. Options granted under the Option Plan will vest upon the occurrence of certain events constituting a change in control of the Company.

         Options may be issued as non-qualified options or incentive stock options for tax purposes. An optionee will not recognize any taxable income at the time of grant of a nonqualified option. Upon exercise of a nonqualified option, the optionee will recognize ordinary income for tax purposes, measured by the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. For an incentive stock option, income is not recognized by the optionee and a deduction is not available to the Company until the stock acquired is sold. Income recognized by an optionee will be subject to tax withholding.

         The Company has the right to deduct amounts necessary to satisfy tax withholding obligations from any amounts in any form (including shares) otherwise due to the optionee from the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE STOCK OPTION PLAN.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 3)

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001, subject to ratification of this appointment by the shareholders of the Company at the Annual Meeting. Ernst & Young LLP is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting, where they will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Director nominations and other proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be made in writing and received by the Company on or before December 14, 2001, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. If not received within such time period, director nominations and other shareholder proposals may be submitted to shareholders at the 2002 Annual Meeting (although excluded from the Company's proxy statement and form of proxy relating to that meeting) only if submitted in writing in accordance with the bylaws of the Company and received by the Company not less than 30 days nor more than 60 days prior to the 2002 Annual Meeting. All shareholder proposals should be submitted by certified mail, return receipt requested, to the Chief Financial Officer of the Company, 1841 West Oak Parkway, Suite A, Marietta, GA 30062.

                                 AUDIT COMMITTEE

IDENTIFICATION OF MEMBERS AND FUNCTIONS OF COMMITTEE

         The Audit Committee of the Board of Directors is currently composed of one employee director, Roy Brown, and two non-employee directors, Russ Maddox and Jon Burke. Messrs. Maddox and Burke are "independent directors" as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

AUDIT COMMITTEE CHARTER

         The Company's Audit Committee has an Audit Committee Charter, which is attached to this Proxy Statement as Appendix B. In accordance with the Company's bylaws, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee met two times in fiscal year 2000.

AUDITOR INDEPENDENCE

         The Audit Committee received from Ernst & Young LLP written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors' independence, and discussed this information with Ernst & Young. The Audit Committee specifically considered the provision of non-audit services by Ernst & Young and concluded that the nature and scope of such services provided to the Company did not compromise Ernst & Young LLP's independence. The Audit Committee also reviewed and discussed with management and with Ernst & Young LLP the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with Ernst & Young LLP and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with Ernst & Young LLP also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

REVIEW OF AUDITED FINANCIAL STATEMENTS

         The Audit Committee has reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000 and has discussed the audited financial statements with management and with Ernst & Young LLP. Based on all of the foregoing reviews and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

AUDIT FEES

         The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal year 2000 were $117,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The aggregate fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP for fiscal year 2000 were $0.

ALL OTHER FEES

         The aggregate fees billed for services rendered by Ernst & Young LLP, other than fees for the audit and financial information systems design and implementation, for fiscal year 2000, were $26,260.

         The foregoing report is submitted by the Audit Committee, consisting of Russ Maddox, Jon Burke and Roy Brown.

                                  OTHER MATTERS

     Management does not know of any matters other than those referred to in the accompanying notice of the Annual Meeting of Shareholders that may properly come before the meeting or any adjournments thereof. As to any other matters that may properly come before the meeting, it is intended that all properly executed proxies delivered pursuant to this solicitation will be voted on any such matters in accordance with the discretion of the persons named on the enclosed proxy.


                                              /s/ Argil J. Wheelock

                                              ARGIL J. WHEELOCK
                                              Chairman

Marietta, Georgia
April 13, 2001

                                  ------------

     THE COMPANY'S 2000 ANNUAL REPORT, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, HAS BEEN MAILED TO SHAREHOLDERS OF THE COMPANY. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                                  ------------

                                   APPENDIX A

                               HEALTHTRONICS, INC.

                            STOCK OPTION PLAN - 2001



                                TABLE OF CONTENTS


Section No.                                                                                                  Page No.
1.   Establishment and Purpose of the Plan........................................................................A-2

2.   Definitions..................................................................................................A-2

3.   Eligibility..................................................................................................A-3

4.   Plan Administration..........................................................................................A-3

5.   Shares Subject to the Plan...................................................................................A-3

6.   Types of  Grants.............................................................................................A-3

7.   Options......................................................................................................A-3

8.   Adjustments Upon Changes in Capitalization...................................................................A-4

9.   Termination and Amendment....................................................................................A-4

10.  Non-Assignability............................................................................................A-4

11.  Exercise by Estate...........................................................................................A-4

12.  No Guarantee of Continued Employment.........................................................................A-5

13.  Change of Control............................................................................................A-5

14.  Governing Law................................................................................................A-5

                      HEALTHTRONICS, INC. STOCK OPTION PLAN


         1. Establishment and Purpose of the Plan. The purpose of this Plan is to provide a flexible means of compensation and motivation for outstanding performance by employees of the Company, directors of the Company, and certain other persons to further the growth and profitability of the Company.

         2.       Definitions.

                  Board or Board of Directors. The Board of Directors of the Company.

                  Common Stock. The common stock of the Company.

                  Committee. A compensation committee comprised of two or more non-employee directors within the meaning of Rule 16b-3.

                  Company. HealthTronics, Inc., a corporation organized under the laws of the State of Georgia, and any successor or transferee of substantially all of its business or assets.

                  Employee. A full-time key employee of the Company or a Subsidiary, including an officer who is such an employee.

                  Fair Market Value. The fair market value of a share of Common Stock as of such date as determined by the Board of Directors.

                  Incentive Stock Option. Any Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

                  Non-Qualified Stock Option. Any Option not intended to be an Incentive Stock Option.

                  Option. An option to purchase Common Stock granted under the Plan, including both an Incentive Stock Option and a Non-Qualified Stock Option.

                  Person. An individual, a partnership, a corporation, or any other private, governmental or other entity.

                  Plan. The HealthTronics, Inc. Stock Option Plan herein set forth, as the same may from time to time be amended.

                  Recipient. Any person who is granted an Option under this Plan.

                  Rule 16b-3. Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and any successor rule or regulation.


         3. Eligibility. A grant under this Plan may be made to any Employee, any director of the Company, or any other person as to whom the Board of Directors determines that making such grant is in the best interests of the Company; provided, however, that no grant may be made to a director or officer of the Company except pursuant to an exemption from Section 16(b) of the Securities Exchange Act of 1934 as provided under Rule 16b-3, if applicable.

         4. Plan Administration. This Plan shall be administered by the Board of Directors, or by the Committee, pursuant to authority delegated by the Board of Directors (references to the Board of Directors may include the Committee where appropriate). The Board of Directors or the Committee may delegate to the CEO the authority to grant options to Employees, when such authority would not jeopardize the availability of an exemption pursuant to Rule 16b-3. The Board of Directors shall have full power to interpret and administer this Plan and full authority to act in selecting the grantees and in determining type and amount of grants, the terms and conditions of grants, and the terms of agreements which will be entered into with grantees governing such grants. The Board of Directors shall have the power to make rules and guidelines for carrying out the Plan and to make changes in such rules and guidelines from time to time as it deems proper. Any interpretation by the Board of Directors of the terms and provisions of the Plan and the administration thereof and all action taken by the Board of Directors shall be final and binding.

         5. Shares Subject to the Plan. Subject to adjustment as provided in Section 8, the total number of shares of Common Stock available for grant under this Plan shall be up to 500,000 shares of Common Stock of the Company. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares and shares previously issued and re-acquired by the Company. If for any reason an Option terminates without the issuance of any shares, then all shares subject to such Option, to the extent of any such forfeiture, cancellation or termination, shall again be available for issuance under this Plan.

         6. Types of Grants. The Board of Directors may make such grants under this Plan as in its discretion it deems advisable to effect the purpose of the Plan, including without limitation grants of Incentive Stock Options and Non-Qualified Stock Options. Such grants may be issued separately or in combination, or in tandem, and additional grants may be issued in combination, or in tandem, with grants previously issued under this Plan or otherwise. As used in this Plan, references to grants in tandem shall mean grants consisting of more than one type of grant where the exercise of one element of the grant effects the cancellation of one or more other elements of the grant.

         7.       Options.

                  (a) Each Option shall have such terms and conditions as the Board of Directors shall determine. A grantee shall have no rights of a shareholder with respect to any shares of Common Stock subject to an Option unless and until a certificate for such shares shall have been issued.

                  (b) The Option exercise price shall be paid in full at the time of exercise. No common stock shall be issued until full payment has been received. Payment may be made in cash or, with the prior approval of and upon the conditions established by the Board of Directors or the Committee (or the CEO with respect to grants of Options approved by the CEO if no exemption available under Rule 16b-3 would be jeopardized), by other means, including delivery of shares of Common Stock owned by the Recipient.

                  (c) Subject to the terms of an Option and any other provisions of this Plan, each Option shall have a term of ten years.

                  (d) The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including Common Stock subject to an Option) otherwise due to the Recipient the amount of any federal, state or local taxes required by law to be withheld with respect to the Common Stock subject to a grant.

         8. Adjustments Upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, stock dividend, issuance of securities convertible into Common Stock, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all or substantially all of its assets, or any distribution to shareholders other than a normal cash dividend, or any assumption or conversion of outstanding grants as a result of an acquisition, and except as otherwise provided in an agreement between the Recipient and the Company, the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments in outstanding grants as it deems appropriate.

         9.       Termination and Amendment.

                  (a) This Plan shall be effective upon its adoption by the Board of Directors, provided that approval by the shareholders of the Company is obtained within the 12 months preceding or following such adoption. It shall remain in full force and effect unless terminated by the Board of Directors, which shall have the power to amend, suspend, terminate or reinstate this Plan at any time, provided that no amendment which increases the number of Shares of Common Stock subject to the Plan, or materially adversely affects the availability of an exemption pursuant to Rule 16b-3, if applicable, with respect to this Plan, shall be made without shareholder approval.

                  (b) Without limiting the generality of the foregoing, the Board of Directors may amend any limitations in this Plan if and when they are no longer required under Rule 16b-3, if applicable, and to assure its continued compliance with Rule 16b-3, if applicable.

                  (c) The Board of Directors may amend any outstanding Option to the extent it deems appropriate, provided that the Recipient's consent shall be required in the case of amendments adverse to the Recipient.

         10. Non-Assignability. Unless otherwise specified in an agreement between a Recipient and the Company, grants are not transferable other than by will or the laws of descent and distribution. An Option is exercisable during the Recipient's lifetime only by the Recipient or his or her guardian or legal representative.

         11. Exercise by Estate. Unless otherwise specified in an agreement between a Recipient and the Company, the estate or other transferee of any Recipient shall have 12 months from the date of such Recipient's death to exercise any Option hereunder.

         12. No Guarantee of Continued Employment. Nothing contained in this Plan, or in any Option granted pursuant to the Plan, shall confer upon any Recipient any right with respect to terms, conditions or continuance of employment by the Company.

         13.      Change of Control.

                  (a) Any provision of this Plan to the contrary notwithstanding, in the event of a change in control of the Company, unless (i) otherwise directed by the Board of Directors by resolution adopted prior to such Change in Control or within ten days thereafter or (ii) otherwise provided in the agreement entered into between the Company and a Recipient, all of the grants under this Plan shall become completely vested and immediately exercisable.

                  (b) For purposes of this Section 13, "Change in Control" of the Company shall mean the occurrence of one or more of the following:

                  (i) acquisition in one or more transactions of 25 percent or more of the Common Stock by any Person, or by two or more Persons acting as a group, other than directly from the Company;

                  (ii) acquisition in one or more transactions of at least 15 percent but less than 25 percent of the Common Stock by any Person, or by two or more Persons acting as a group (excluding officers and directors of the Company), and the adoption by the Board of Directors of a resolution declaring that a change in control of the Company has occurred;

                  (iii) a merger, consolidation, reorganization, recapitalization or similar transaction involving the securities of the Company upon the consummation of which more than 50 percent in voting power of the voting securities of the surviving corporation(s) is held by Persons other than former shareholders of the Company; or

                  (iv) 25 percent or more of the directors elected by shareholders of the Company to the Board of Directors are persons who were not listed as nominees in the Company's then most recent proxy statement (the "New Directors"), unless a majority of the members of the Board of Directors, excluding the New Directors, vote that no change of control shall have occurred by virtue of the election of the New Directors.

                  (c)      If grants shall become exercisable pursuant to this
Section 13, the Company shall use its best efforts to assist the grantees in exercise of their grants in such a manner as to avoid liability to the Company for profits under Section 16(b) of the Securities Exchange Act of 1934, as amended, if applicable, as a result of such exercise, including (not by way of limitation) explanation of and assistance in meeting the requirements of Paragraph (e) of Rule 16b-3.

         14. Governing Law. This Plan and all determinations made and actions taken pursuant thereto shall be governed by the substantive laws and procedural provisions of the State of Georgia without regard to principles of conflicts of laws.

                                   APPENDIX B

                               HEALTHTRONICS, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee will review and reassess the charter at least annually and will be approved by the board of directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors (two while an SB reporting company), each of whom are independent of management and the Company. Members of the committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members will be financially literate, (or will become financially literate within a reasonable period of time after appointment to the committee,) and at least one member will have accounting or related financial management expertise.

STATE OF POLICY

The audit committee will provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others, relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITY AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         - The committee shall have clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee will review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

         - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

         - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosure in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                              HEALTHTRONICS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 2001
    The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated April 13, 2001, appoints Argil Wheelock and Roy Brown, and each of them proxies, with full power of substitution and revocation to represent the undersigned and to vote all shares of HealthTronics, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 2001, at the Wyndam Garden Hotel, 1775 Parkway Place, N.W., Marietta, Georgia, at 1:00 p.m. local time, and any adjournment(s) thereof, as specified in this
Proxy:

1. Election of Directors
            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES,
             STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

      JAMES ANDREWS           ROY BROWN             JON BURKE
      SCOTT COCHRAN           JOHN HOUSE           RUSS MADDOX
                            MICHAEL MARTIN        ARGIL WHEELOCK

2. Approve the Company's Stock Option Plan -- 2001
            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3. Appointment of Ernst & Young LLP as independent auditors
            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN
                               (SEE REVERSE SIDE)

--------------------------------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)

4. Such other matters as may properly come before the meeting. This proxy will be voted as specified above.

    The Board of Directors recommends affirmative votes for Items 1, 2 and 3, and IF NOT CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

    The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THEIR CAPACITY IN WHICH THEY SIGN.

                                                  Dated:                  , 2001
                                                        ------------------

                                                  ------------------------------
                                                     Signature of Shareholder

                                                  ------------------------------
                                                     Signature of Shareholder

PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE -- NO POSTAGE
                                   REQUIRED.